                                                                     Exhibit 11

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Trustees
Republic Funds:


We consent to the use of our reports, dated December 6, 1996 and December 20, 1996, incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "Independent Auditors" in the statements of additional information included herein.


                                             KPMG Peat Marwick LLP

Boston, Massachusetts
February 28, 1997

                                                                     Exhibit 11

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Trustees
Republic Portfolios:


We consent to the use of our reports, dated December 20, 1996, incorporated herein by reference and to the references to our firm under the caption "Independent Auditors" in the statements of additional information included herein.


                                             KPMG

Toronto, Ontario
February 28, 1997